PHARMA-BIO SERV INC.

CORPORATE PRESENTATION

SEPTEMBER 2014







FORWARD LOOKING STATEMENT

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Pharma-Bio Serv. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this presentation. Although Pharma-Bio Serv's management believes these expectations, estimates, or projections to be reasonable as of the date of this presentation, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause Pharma-Bio Serv's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section of Pharma-Bio Serv's Annual Report on Form 10-K for the year ended October 31, 2013 and in its other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. Pharma-Bio Serv disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

CORE BUSINESS

PHARMA-BIO SERV INC. Validation & Compliance

Regulatory Compliance, Consulting, Quality Risk Management, Technology Transfer and Quality Systems

SCIENZA LABS QUALITY TESTING SERVICES

Microbiological and Analytical Testing, Field Support, Method Development and Validation

Validation & Compliance Consulting

PHARMA-BIO SERV INC.



Life Sciences Industry Leader in Regulatory Compliance and other regulated industry support services.

- Pharma-Bio Serv's core business is FDA and International agencies regulatory compliance related services for clients in the Pharmaceutical, Biotechnology, Chemical, Medical Device, Cosmetic, Food and Allied Products industries.

- Support clients throughout the product lifecycle including R&D Studies, PAI Readiness, Audit & Inspection Preparation, Management and Response, Post Approval, Quality Systems, Technology Transfer, Validation, Manufacturing Controls and Process Support.

Validation & Compliance Consulting

PHARMA-BIO SERV INC.

Clients include:

- ✓ 8 of the Top 10 Global Bio-Pharma companies
- ✓ 7 of the Top 10 Global Medical Technology companies

- ✧ Recognized for 10 consecutive years as one of the top Validation & Compliance Service companies in Puerto Rico by *Caribbean Business*.

- ✧ Offices in the United States, Europe and the Caribbean and over 20 years of regulated industry support experience.


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Microbiological and Chemical Laboratory Testing

SCIENZALABS
QUALITY TESTING SERVICES



Trusted Microbiology Testing Outsourcing Solution

✧ Outsourced microbiology testing with certified microbiologists and an agency registered laboratory facility.

✧ Built in 2008, our lab is fully validated to the latest industry standards with state of the art technology and trustworthy quality systems.

CORPORATE PROFILE

Exchange: OTC.QB

Stock Symbol: PBSV

Recent Close: $1.17 (09/02/14)

Fiscal Year End: Oct. 31

Shares Outstanding*: ~23M(06/16/14)

Market Cap: ~$26.9M (09/02/14)

FY 2013 Revenues: ~$33.1M

52-Wk Range: $0.80 - $2.50

FY 2013 Net Income: ~$4.9M

Q2 - 6 months ended 4/30/14 Revenues: ~$13.6M

Q2 - 6 months ended 4/30/14 Net Income: ~$1.0M

Global Growth Strategy

- ✓ Expand U.S. & European Validation Consulting Services Market Share
- ✓ Invest in U.S. and European Infrastructure and Talent
- ✓ Drive Comprehensive Services Model



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DIFFERENTIATORS

In June 2011, Pharma-Bio Serv obtained a new Grant of Industrial Tax Exemption pursuant to the terms and conditions set forth in Act No. 73 of May 28, 2008 ("the Grant") issued by the Puerto Rico Industrial Development Company ("PRIDCO").

The Grant provides relief on various Puerto Rico taxes, including income tax, with certain limitations for most of the activities carried on within Puerto Rico, including those that are for services to parties located outside of Puerto Rico.

TRACK RECORD OF SUCCESS


Cork, Ireland
Alcobendas, Spain
Plymouth Meeting, Pennsylvania
Los Angeles, California
Dorado, Puerto Rico

Our Global Offices

Over 20 Years of Experience

- ✓ Successful Management Team
- ✓ Headcount: 275
- ✓ HQ in Puerto Rico with offices in U.S., Ireland and Spain

Trusted Validation Project Services Partner

- ✓ Excellent Track Record of Success
- ✓ Key certifications


1993 Established Pharma Serv
1995 Pharma Serv Manages Technology Transfer and Process Validation Project for Major Pharmaceutical Client
2000 Pharma Serv Supports C&C and CSV Projects in PR and USA
2006 Recognized as one of the Top 20 employers in PR
2006 Established US Operations Office
2008 Established Ireland Operation Office
2008 Built Laboratory Testing Facility at PR Headquarters
2010 Established a Social Responsibility Project for Children Maltreatment Prevention in 2010
2011 #1 of Top 13 Validation Companies (Carribean Business)
2011 Establish Spain Operations Office
2014 Presidential Award for Exports
1993
1998
2003
2008
2013

PHARMA-BIO SERV INC.

FINANCIAL HIGHLIGHTS

- ✓ Revenues of $13.6 million, Net Income of $1.0 million for the six months ended April 30, 2014.
- ✓ June 2014 - Authorized a stock repurchase program to purchase up to 2 million shares of its outstanding common stock.
- ✓ Record total net revenues of $33.1 million for the year ended October 31, 2013, an increase of approximately $3.8 million, or 13% vs. 2012.
- ✓ $2.2 and $1.0 million 2013 net revenue gains in the United States Consulting and Lab markets, respectively.
- ✓ Record net income of approximately $4.9 million for the year ended October 31, 2013, an increase of $0.2 million, or 4.7% vs. 2012.
- ✓ Transformation from a Technical Transfer and Validation provider to a Holistic Services & Compliance Solution Provider, offering services throughout the product life cycle, from research & development to commercialization for the following sectors: Pharmaceutical, Biotechnology, Chemical, Medical Device, Cosmetic, Food and Allied Products industries, Academia, Retail and Government.

ESTEEMED MANAGEMENT AND BOARD OF DIRECTORS

Elizabeth Plaza - Principal Executive Officer, Chairman of the Board

Nélida Plaza – Chief Operating Officer, Secretary

Pedro J. Lasanta - Chief Financial Officer and Vice President - Finance and Administration

Kirk Michel - Director since 2006

Dov Perlysky - Director since 2004

Howard Spindel - Director since 2006

Irving Wiesen - Director since 2006

For More Information

Investor Relations

Scott Gordon, President
CorProminence
377 Oak Street
Concourse 2
Garden City, NY 11530
Office: 631.703.4900
Email: scottg@corprominence.com

Dorado, PR, USA
+1 787 278 2709
Plymouth Meeting, PA, USA
+1 215 997 3310
California and U.S. West Coast, USA
+1 310 426 0303
Alcobendas, Spain
+34 91 452 9362
Cork, Ireland
+35 321 4619034

PHARMA-BIO SERV INC.